SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934
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Date of Report                               September 7, 1995
(Date of earliest event reported)
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ACTION INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania
(State or other jurisdiction of incorporation or organization)
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Commission File No. 1-6485
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25-0918682
(I.R.S. Employer Identification No.)
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460 Nixon Road, Cheswick, Pennsylvania               15024-1098
(Address of principal executive offices)             (Zip Code)
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Registrant's telephone number, including area code: (412) 782-4800
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(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

On September 7, 1995, the Company's Chairman, President and Chief Executive Officer, R. Craig Kirsch, resigned to pursue other business opportunities. The Board of Directors elected Director Joel M. Berez to succeed Mr. Kirsch as Chairman and retained T. Ronald Casper as Acting President and Chief Executive Officer.

                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                           ACTION INDUSTRIES, INC.



                           By: LINDA S. WYCKOFF
                               Linda S. Wyckoff
                               Vice President and General Counsel